SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K


      Current Report Pursuant to Section 13 or 15(d) of the
                  Security Exchange Act of 1934

                 Date of Report: April 12, 2000



                NEIMAN MARCUS FUNDING CORPORATION
     (Exact name of registrant as specified in its charter)




                            Delaware
         (State or other jurisdiction of incorporation)

          33-88098                           04-2354838
     (Commission File Number)  (IRS Employer Identification Number)




                Neiman Marcus Funding Corporation
                         1201 Elm Street
                       Dallas, Texas 75201
                         (214) 761-2300

       (Address, including Zip Code, and Telephone Number, including Area Code, of Registrant's Principal Executive Office)



Item 5:  Other Events

     The Monthly Servicer's Certificate for the Monthly Period ended March 31, 2000 with respect to both the 7.60% Class A Asset Backed Certificates, Series 1995-1 and the 7.75% Class B Asset Backed Certificates, Series 1995-1, issued by the Neiman Marcus Group Credit Card Master Trust, was distributed, April 12,2000.

     The above described Monthly Servicer's Certificate is filed as Exhibit 99 to this Report.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:    April 12, 2000


                    NEIMAN MARCUS FUNDING CORPORATION


                    By:     /s/ Paul F. Gibbons
                    Name:   Paul F. Gibbons
                    Title:  Vice President and Treasurer



                          EXHIBIT INDEX


     EXHIBIT                                      SEQUENTIALLY
     NUMBER              DESCRIPTION              NUMBERED PAGE

         99              Monthly Servicer's            4
                         Certificate for the
                         Monthly Period ended
                         March 31, 2000.